                                 SCHEDULE 14A
                                (RULE 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


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    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             RIVIERA TOOL COMPANY
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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                          [RIVIERA TOOL COMPANY LOGO]

                              RIVIERA TOOL COMPANY
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 15, 1999

To the Shareholders:

     You are cordially invited to attend the Annual Meeting of Shareholders of Riviera Tool Company (the "Company") to be held on Wednesday, December 15, 1999 at 4:00 p.m., Eastern Standard Time at Rembrandt's at Bridgewater, 333 Bridge Street, N.W., Grand Rapids, Michigan 49504, for the following purposes:

          (1) To elect one Director to serve until the Annual Meeting of Shareholders in 2002.

          (2) To consider and act upon the ratification of the selection of Deloitte & Touche LLP as independent auditors for the fiscal year ended August 31, 2000.

          (3) To consider such other business as may properly come before the meeting or any adjournments thereof.

     Only shareholders of record on the close of business on October 19, 1999 will be entitled to vote at the meeting or any adjournments thereof.

     YOUR ATTENTION IS CALLED TO THE ATTACHED PROXY STATEMENT AND ACCOMPANYING PROXY. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON. YOU ARE THEREFORE URGED TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR OWN SHARES.

     A copy of the Annual Report of the Company for the fiscal year ended August 31, 1999 accompanies this Notice.

                                          By Order of the Board of Directors,

                                          PETER C. CANEPA, Secretary
Grand Rapids, Michigan
November 18, 1999

                          [RIVIERA TOOL COMPANY LOGO]

                              RIVIERA TOOL COMPANY
                           5460 Executive Parkway SE
                          Grand Rapids, Michigan 49512

             PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS

                               DECEMBER 15, 1999

                              GENERAL INFORMATION

     This proxy statement and proxy are being furnished to you by the Board of Directors of Riviera Tool Company, a Michigan corporation (the "Company"), of 5460 Executive Parkway SE, Grand Rapids, Michigan 49512 (telephone number 616-698-2100) in connection with the Annual Meeting of Shareholders on Wednesday, December 15, 1999 at 4:00 p.m., Eastern Standard Time, and any adjournments thereof, to be held at Rembrandt's at Bridgewater, 333 Bridge Street, N.W., Grand Rapids, Michigan 49504. These proxy materials are first being mailed to shareholders on or about November 23, 1999.

     A Shareholder giving the enclosed proxy (or his authorized representative) may revoke it any time before it is exercised by executing a subsequent proxy, by written notice to the Company received before the proxy is exercised or by voting in person at the meeting, otherwise the proxy will be voted as indicated by the signed proxy.

     The Company will bear the cost of soliciting proxies, including charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. In addition to mailings, proxies may be solicited by personal interview, telephone or telegraph by certain of the Company's employees without compensation. The Company may reimburse brokers, dealers, banks, voting trustees or other record holders for postage and other reasonable expenses of forwarding proxy materials to their principals who beneficially own shares of the Company's stock.

     A copy of the Company's 1999 Annual Report is enclosed.

              STOCK OUTSTANDING, VOTING RIGHTS AND VOTES REQUIRED

     Only Common Shareholders of record at the close of business on October 19, 1999 (the "record date") are entitled to notice of, and to vote at, the meeting or at adjournment or adjournments thereof, each share having one vote and there are no cumulative voting rights for the election of directors and ratification of independent auditors.

     The Company had 3,218,744 shares of Common Stock, no Par Value (Common Shares), outstanding on the record date. A majority of the Common Shares entitled to vote constitutes a quorum.

     The votes required for approval of each matter to be submitted at the meeting for shareholder vote are described in the applicable sections of this Proxy Statement.

     To the Company's knowledge, based on the most recent information filed with the Securities and Exchange Commission (the "SEC"), or otherwise provided to the Company, as of October 19, 1999, the following person(s) beneficially owned more than 5% of the Company's Common Stock:

                     5% OR MORE BENEFICIAL OWNERSHIP TABLE

                                                                     SHARES
                                                               BENEFICIALLY OWNED
                                                              ---------------------
                      NAME AND ADDRESS                        NUMBER        PERCENT
                      ----------------                        ------        -------
Kenneth K. Rieth(1).........................................  687,350        21.4%
5460 Executive Parkway SE, Grand Rapids, MI 49512
Heartland Advisors, Inc.....................................  366,350        11.4%
790 N. Milwaukee Street, Milwaukee, WI 53202
Wellington Management Co. LLP...............................  299,249         9.3%
75 State Street, Boston, MA 02109
Invista Capital Management..................................  179,000         5.6%
1900 Hub Tower, 699 Walnut Street, Des Moines, IA 50309
William Harris Investors, Inc...............................  176,199         5.5%
2 North Lasalle Street, Chicago, IL 60602

-------------------------
(1) Riviera Holding Company, 100% owned by Kenneth K. Rieth, President and CEO of Riviera Tool Company, owns 635,250 shares of the Common Stock of Riviera Tool Company. Also includes 2,100 shares of common stock owned by Mr. Rieth as custodian for his minor children and 50,000 shares, which Mr. Rieth has the right to acquire through exercise, of a stock option granted under the 1998 Key Employee Stock Option Plan on December 16, 1998, exercisable after November 2, 1999, at $6.625 per share.

                            I. ELECTION OF DIRECTORS

     The Board of Directors proposed that Mr. Kenneth K. Rieth be elected as a Director of the Company to hold office until the Annual Meeting of Shareholders in 2002 or until his successor is elected by a majority of the Company's shareholders. The persons named in the accompanying proxy intend to vote all valid proxies received by them for the election of the nominee named above, unless such proxies are marked to the contrary. In case the nominee is unable or declines to serve, which is not anticipated, it is intended that the proxies be voted in accordance with the best judgment of the proxy holders.

     The following information is furnished with respect to the nominee for election as a Director, each person whose term of office as a Director will continue after the meeting and each Executive Officer of the Company as of November 18, 1999 named in the Summary Compensation Table of this proxy statement.

                                                                                             PERCENTAGE OF
                                                                            SHARES OF        TOTAL COMMON
                                                                              COMMON         STOCK OF THE
                                                                              STOCK             COMPANY
                                                                           BENEFICIALLY      BENEFICIALLY
                                               POSITIONS AND OFFICES       OWNED AS OF        OWNED AS OF     TERM
       NAME AND YEAR FIRST                  WITH THE COMPANY AND OTHER     OCTOBER 31,        OCTOBER 31,      TO
        BECAME A DIRECTOR           AGE        PRINCIPAL OCCUPATIONS           1999              1999        EXPIRE
       -------------------          ---     --------------------------     ------------      -------------   ------
                              NOMINEE FOR ELECTION AS DIRECTOR FOR A THREE-YEAR TERM
Kenneth K. Rieth (1980)...........  40    President and Chief Executive      687,350(1)          21.4%        2002
                                          Officer of the Company
                             DIRECTORS CONTINUING IN OFFICE BEYOND THE ANNUAL MEETING
Leonard H. Wood (1988)............  57    Vice President and General          10,525(2)             *         2001
                                          Manager of the Company
Daniel W. Terpsma (1998)..........  45    Executive Vice President, Old        1,000(3)             *         2001
                                          Kent Bank
John C. Kennedy (1988)............  41    Principal owner, Director,           9,749(3)             *         2000
                                          Chairman and President, Autocam
                                          Corporation
Thomas H. Highley (1997)..........  57    President and Chief Executive        1,000(3)             *         2000
                                          Officer, The Empire Company,
                                          Inc.
                                  OTHER EXECUTIVE OFFICERS, WHO ARE NOT DIRECTORS
Peter C. Canepa...................  41    Chief Financial Officer,            15,250(2)             *           --
                                          Treasurer and Secretary of the
                                          Company
                                                                             -------             ----
All Directors and Executive Officers as a group (6 persons)..............    724,874             22.5%
                                                                             =======             ====

-------------------------
(1) Riviera Holding Company, 100% owned by Kenneth K. Rieth, President and CEO of Riviera Tool Company, owns 635,250 shares of the Common Stock of Riviera Tool Company. Amount also includes 2,100 shares of common stock owned by Mr. Rieth as custodian for his minor children and 50,000 shares, which Mr. Rieth has the right to acquire through exercise, of a stock option granted under the 1998 Key Employee Stock Option Plan on December 16, 1998, exercisable after November 2, 1999, at $6.625 per share.

(2) Amount includes 10,000 shares of which Mr. Wood and Mr. Canepa each have the right to acquire through exercise of a stock option grant under the 1996 Incentive Stock Option Plan.

(3) Amount includes 1,000 shares of which each referenced director or officer has the right to acquire through exercise of a stock option grant under the 1998 Key Employee Stock Option Plan.

 *  Beneficial ownership of less than 1% of the class.

OTHER INFORMATION RELATING TO NOMINEES AND DIRECTORS

     Set forth below is each Director's name and the year in which he first became a Director, and a brief account of the business experience of each nominee and Director during the past five years.

KENNETH K. RIETH 1980

     Mr. Rieth has been a principal owner and President of Riviera Tool Company since 1980. Mr. Rieth has served as a Director of Autocam Corporation, a designer and manufacturer of close tolerance, specialty metal alloy components for the automotive, medical, electronic and computer industries since 1991.

LEONARD H. WOOD 1988

     Mr. Wood has been a Vice President of the Company since 1985. Prior to that time, he was Project Manager with American Motors Corporation.

JOHN C. KENNEDY 1991

     Mr. Kennedy has been a principal owner, Director, Chairman (appointed September 30, 1998) and President of Autocam Corporation, a designer and manufacturer of close tolerance, specialty metal alloy components for the automotive, medical, electronic and computer industries since 1988.

DANIEL W. TERPSMA 1998

     Mr. Terpsma has been Executive Vice President of Old Kent Bank since 1997. Prior to that time, he was Senior Vice President of Old Kent Bank for more than four years.

THOMAS H. HIGHLEY 1997

     Mr. Highley has been President and CEO of the Empire Company, Inc., a distributor of residential and commercial millwork products, since 1991.

     During the fiscal year ended August 31, 1999, the Board of Directors held four meetings. No director attended less than 75% of directors meetings, including appropriate committee meetings.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company has a standing Audit Committee. The current members of the Audit Committee are Messrs. John C. Kennedy and Thomas H. Highley. During fiscal year ended August 31, 1999, the Audit Committee held three meetings. The duties of the Audit Committee are briefly: recommending to the Board of Directors the retention or discharge of the independent public accountants; reviewing the arrangements and scope of the audit and non-audit engagements and the compensation of the independent public accountants; reviewing with the independent public accountants and the Company's financial officers the adequacy of the Company's internal financial controls; and reviewing major changes in accounting policies.

     The Company has a standing Compensation Committee. The current members of the Compensation Committee are Messrs. Thomas H. Highley and Daniel W. Terpsma. The duty of the Committee is to recommend to the Board of Directors the remuneration arrangements for Kenneth K. Rieth, President and Chief Executive Officer of the Company and granting stock options under the Company's 1996 Incentive Stock Option Plan, as amended, and under the 1998 Key Employee Stock Option Plan. The Compensation Committee held no meetings during fiscal year ended August 31, 1999 and acted once by written consent resolution.

     The Company has no nominating committee the functions of which are performed by the Board of Directors.

LEGAL PROCEEDINGS

     The Company is not involved in any legal proceedings as of the date of this proxy.

COMPENSATION COMMITTEE REPORT

     The duty of the Committee is to recommend to the Board of Directors the remuneration arrangements for Kenneth K. Rieth, President and Chief Executive Officer of the Company, grant stock options under the Company's 1996 Incentive Stock Option Plan, as amended, and the 1998 Key Employee Stock Option Plan.

Overall Officer Compensation Policy

     The Company's compensation policy for executive officers is designed to support the overall objective of enhancing value for shareholders by attracting, developing, rewarding, and retaining highly qualified and productive individuals; relating compensation to both Company and individual performance; and ensuring compensation levels that are externally competitive and internally equitable.

     The key elements of the Company's officer compensation consist of base salary, a formula bonus for Mr. Rieth, the Company's chief executive officer, a discretionary bonus for Mr. Canepa, the Company's Chief Financial Officer and Mr. Wood, the Company's Vice President and General Manager, as well as stock options for Messrs. Rieth, Canepa and Wood. The Compensation Committee's policies with respect to each of these elements are discussed below. In addition, while the elements of compensation described below are considered separately, the Compensation Committee takes into account the full compensation package afforded by the Company to the individual, including insurance and other benefits.

Base Salary

     The Committee reviews each officer's salary annually. In determining appropriate salary levels, consideration is given to scope of responsibility, experience, Company and individual performance as well as pay practices of other companies relating to executives with similar responsibility.

     In addition, with respect to the base salary of Mr. Rieth in 1999, the Compensation Committee has acknowledged the longevity of Mr. Rieth's service to the Company and its belief that Mr. Rieth is an excellent representative of the Company within the industry. Mr. Rieth's base salary was established by the Board of Directors in September 1996 under a three-year employment agreement which expired on August 31, 1999. This base compensation consists of a regular payroll payment of $150,800 per year plus an annual bonus equal to 3.5% of the Company's income from operations before such bonus expense. Messrs. Canepa and Wood received a base salary of $125,000 and $150,000, respectively for fiscal 1999.

Bonus Awards

     The Company's officers may be considered for annual cash bonuses which are awarded to recognize and reward corporate and individual performance based on meeting specified goals and objectives. The plan in effect for fiscal 1999 for Mr. Rieth provides for a bonus of $132,000 for fiscal year 1999 has been awarded by the Board of Directors. In awarding a bonus to Mr. Rieth, the Committee reviews compensation levels and financial results available to it for chief executive officers for similarly sized companies as well as those located near the Company's headquarters. Mr. Rieth recommends to the Committee Messrs. Canepa's and Wood's bonus based on his review of corporate and Messrs. Canepa's and Wood's individual performances as well as the performance bonus the management team awards to employees of the Company other than Messrs. Canepa, Wood and Rieth.

Stock Options

     Under the Company's 1996 Incentive Stock Option Plan, as amended, stock options may be granted to the Company's key employees including Messrs. Rieth, Wood and Canepa. The number of options granted is determined by the subjective evaluation of the person's ability to influence the Company's long-term growth and profitability. In fiscal 1999, stock options were granted under such plan to Messrs. Wood and Canepa for 10,000 shares each, exercisable at $6.625 per share.

     Under the Company's 1998 Key Employee Stock Option Plan, stock options may be granted to the Company's key employees and directors including Messrs. Rieth, Kennedy, Highley, Terpsma, Wood, and Canepa. The number of options granted is determined by the subjective evaluation of the person's ability to influence the Company's long-term growth and profitability. In fiscal 1999, stock options were granted under such plan to Messrs. Rieth for 50,000 shares and 1,000 shares each for Messrs. Kennedy, Highley and Terpsma, all exercisable at $6.625 per share.

     Stock options will be granted with an exercise price equal to the market price of the Common Stock on the date of grant. Since the value of an option bears a direct relationship to the Company's stock price, it is an effective incentive for employees to create value for shareholders. The Committee therefore views stock options as an important component of its future compensation policy.

                                          Compensation Committee Members:
                                            Daniel W. Terpsma
                                            Thomas H. Highley

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Compensation of Directors

     The Company pays each Director who is not a Company employee a fee of $5,000 per year. During fiscal year ended August 31, 1999, the Company paid $5,000 of Directors fees and granted stock options for 1,000 shares each under the 1998 Key Employee Stock Option Plan to Messrs. Kennedy, Terpsma and Highley.

Summary Compensation Table

     The following table sets forth the total compensation earned by each of the Company's Executive Officers during the fiscal years ended August 31, 1997, 1998, and 1999 for services rendered to the Company in all capacities during such years.

                                                                      ANNUAL COMPENSATION(1)
                                                 -----------------------------------------------------------------
                                                                                                       LONG-TERM
                                                                                                     COMPENSATION
 NAME AND PRINCIPAL     FISCAL                                  OTHER ANNUAL         ALL OTHER          AWARDS
      POSITION           YEAR      SALARY         BONUS        COMPENSATION(2)    COMPENSATION(4)    STOCK OPTIONS
 ------------------     ------     ------         -----        ---------------    ---------------    -------------
Kenneth K. Rieth.....    1999     $150,800(3)    $132,000(3)       $  -0-             $1,334            50,000
President, CEO           1998      150,800(3)     100,000(3)          -0-              1,500                --
and Director             1997      150,800(3)      64,798(3)          -0-              1,264                --
Leonard H. Wood......    1999     $150,000       $ 50,000          $7,291             $1,334            10,000
Vice President,
  General                1998      150,000         25,000           7,291              1,500                --
Manager and Director     1997      124,800            -0-           7,291              1,421                --
Peter C. Canepa......    1999     $125,000       $ 35,000          $  -0-             $  938            10,000
Secretary, Treasurer     1998      125,000         25,000             -0-                757                --
and CFO                  1997      112,500         69,789             -0-                -0-                --

-------------------------
(1) Does not include any value that might be attributable to job-related personal benefits, the annual value of which has not exceeded the lesser of 10% of annual salary plus bonus or $50,000 for each executive officer.

(2) Represents the dollar value of the premiums paid by the Company for life insurance policy maintained in respect an Executive Deferred Compensation Plan agreement with Mr. Wood. This Agreement provides that upon death, disability or retirement from service after reaching age 65, the employee or his heirs and assigns will receive $50,000 per year for five consecutive years.

(3) The Company has an Employment Agreement with Kenneth K. Rieth pursuant to which Mr. Rieth will continue to serve as the Chief Executive Officer and President of the Company. The term of the agreement was for a period of three years beginning September 1, 1996. Pursuant to the agreement with Mr. Rieth, the Company will pay Mr. Rieth a base salary of $150,800 and a formula bonus calculated at $132,000 for fiscal 1999.

(4) Required matching contribution by the Company to the 401(k) plan, which is maintained by the Company for its employees generally.

Option Grants in the Last Fiscal Year

     The following table provides information on options granted to each of the executive officers of the Company during the fiscal year ended August 31, 1999 pursuant to the 1996 Incentive Stock Option Plan, as amended or the 1998 Key Employee Stock Option Plan:

                                                                                            POTENTIAL REALIZABLE
                                                                                              VALUE AT ASSUMED
                                               PERCENT OF                                   ANNUAL RATE OF STOCK
                                NUMBER OF     TOTAL OPTIONS    EXERCISE                    PRICE APPRECIATION FOR
                                SECURITIES    TO EMPLOYEES     OF BASE                          OPTION TERM
                                UNDERLYING      IN FISCAL       PRICE       EXPIRATION     ----------------------
            NAME                  OPTION          YEAR          ($/SH)         DATE           5%           10%
            ----                ----------    -------------    --------     ----------        --           ---
Kenneth K. Rieth............      50,000          50.5%         $6.625     Nov. 2, 2008    $208,321     $527,927
Leonard H. Wood.............      10,000          10.1%         $6.625     Nov. 2, 2008    $ 41,664     $105,585
Peter C. Canepa.............      10,000          10.1%         $6.625     Nov. 2, 2008    $ 41,664     $105,585
                                  ------          ----                                     --------     --------
Total.......................      70,000          70.7%                                    $291,649     $739,097
                                  ======          ====                                     ========     ========

Option Values at Fiscal Year End

     The following table provides information on the value of options held by each of the executive officers of the Company at August 31, 1999 measured in terms of the closing price of the Company's common stock on that day. There were no options exercised by any officer during the year.

                                                                                             VALUE OF
                                                            NUMBER OF                  UNEXERCISED OPTIONS
                                                       UNEXERCISED OPTIONS             IN-THE-MONEY OPTIONS
                                                        AT AUGUST 31, 1999              AT AUGUST 31, 1999
                                                   ----------------------------    ----------------------------
          NAME AND PRINCIPAL POSITION              EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
          ---------------------------              -----------    -------------    -----------    -------------
Kenneth K. Rieth -- President, C.E.O. &
Chairman.......................................        --            50,000(1)         --              $--
Leonard H. Wood -- Vice President, General
  Manager and Director.........................        --            10,000(2)         --              $--
Peter C. Canepa -- Secretary, Treasurer and
  CFO..........................................        --            10,000(2)         --              $--

-------------------------
(1) On November 2, 1998, Mr. Rieth was granted a stock option for 50,000 shares, exercisable at $6.625 per share under the 1998 Key Employee Stock Option Plan as approved by shareholders on December 16, 1998. Such grant is exercisable after November 2, 1999 and expires November 2, 2008.

(2) On November 2, 1998, Messrs. Wood and Canepa were granted stock options for 10,000 shares each, exercisable at $6.625 per share under the 1996 Incentive Employee Stock Option Plan, as amended. Such grant is exercisable after November 2, 1999 and expires November 2, 2008.

     The Company's Board of Directors has given Mr. Rieth the authority to set the compensation for senior management.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The current members of the Compensation Committee of the Company are Messrs. Highley and Terpsma. On June 12, 1997, the Company obtained its primary financing facility from Old Kent Bank of which Mr. Terpsma is Executive Vice President. At the end of fiscal 1999, the principal balance of the financing facilities was $11,129,051, of which $2,032,494 was outstanding on the revolving line of credit, $1,841,667, was outstanding on the equipment term note payable (payable in monthly installments of $54,667), and $3,611,108 was outstanding on a term note (payable in monthly installments of $55,566), $2,643,782 was outstanding on the $3,271,000 1999 equipment line of credit (payable in monthly installments of $38,941) and $1,000,000 was outstanding under the equipment term note payable (payable in monthly installments of $16,667). The Company pays interest monthly on all these facilities at the bank's prime rate less .25% except two of the term notes, which are payable at a fixed rate (7.26% on the $3,611,108 note payable and 8.04% on the $1,000,000 equipment term note). Total interest paid on all these facilities to Old Kent Bank during the year ended August 31, 1999 was $924,331.

     The Company believes that the above transaction was at prices and terms which were no less favorable to the Company than would have been in similar transactions with unaffiliated third parties. The policy of the Company is that proposed transactions with affiliates of the Company must have the prior approval of a majority of the disinterested members of the Board of Directors and be made on terms no less favorable to the Company than could be obtained from unaffiliated parties.

PERFORMANCE GRAPH

     The following line graph compares the cumulative total shareholder return for the Company's Common Stock with the cumulative total return of the Standards & Poors 500 Composite Index and an index of peer companies selected by the Company.

     The comparison assumes $100 was invested on March 4, 1997 (the date of the Company's initial public offering) in the Company's Common Stock , the S&P 500 Composite Index and the peer group. The companies in the peer group, all of which are in the automotive industry, are as follows:

Arvin Industries
Autocam Corporation
Breed Technologies Inc.
Dana Corporation
Defiance Inc.
Excel Industries Inc.
Gentex Corporation
Hayes Lemmerz International Inc.
Magna International -CL A
Mascotech Inc.
Simpson Industries
Spartan Motors Inc.
Superior Industries International
Tower Automotive Inc.

                              [PERFORMANCE GRAPH]


                                                                   Indexed Returns Years Ending
                                 Base Period      --------------------------------------------------------------
Company Name/Index              March 4, 1997       August 31, 1997      August 31, 1998      August 31, 1999
Riviera Tool Co.                     $100               $ 76.79              $ 71.43              $ 67.86
 S&P 500 Index                       $100               $114.58              $123.85              $173.18
 Peer Group                          $100               $130.50              $110.27              $128.51

SHAREHOLDER PROPOSALS

     A shareholder proposal which is intended to be presented at the 2000 Annual Meeting of Shareholders must be received by the Company at 5460 Executive Parkway SE, Grand Rapids, Michigan 49512, no later than by August 1, 2000, in order to be eligible for inclusion in the Proxy Statement and form of Proxy relating to that meeting. A shareholder who desires to submit any such proposal should refer to the applicable rules and regulations of the Securities and Exchange Commission, Washington, D.C. 20549.

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has selected the public accounting firm of Deloitte & Touche LLP to report on the Company's financial statements for fiscal 2000, and the shareholders are being asked to ratify this selection. Deloitte & Touche LLP has been the public accounting firm retained by the Company since 1999. Deloitte & Touche LLP has indicated that a representative of that firm will be present at the shareholder's meeting. Such representative shall be given an opportunity to make a statement, if he or she so desires, and it is expected that such representative will be available to respond to appropriate questions presented at the meeting.

     On April 28, 1999, the Company dismissed Plante & Moran LLP as its independent accountant. The reports of Plante & Moran LLP on the financial statements for the past two fiscal years (fiscal 1997 and 1998) contained no adverse or disclaimer of opinion and were not qualified or modified as to uncertainty, scope or accounting principles. The Company's Audit Committee participated in and recommended the decision to change independent accountants. In connection with its audits for the two most recent fiscal years (1997 and 1998) and through April 28, 1999, there have been no disagreements with Plante & Moran LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope procedure or any reportable events. During the two most recent fiscal years (1997 and 1998) and through April 28, 1999, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v). The Company had provided Plante & Moran LLP with a copy of the Form 8-K and attached a letter from Plante & Moran LLP addressed to the SEC stating that they agreed with the statement on such Form 8-K.

     On July 14, 1999, the Company engaged Deloitte & Touche LLP as its new independent accountants. The Company's Audit Committee participated in and recommended the decision to select Deloitte & Touche LLP as its' independent accountants. In November 1998, the Company engaged Deloitte & Touche LLP to assist the Audit Committee in its review of the Company's prior financial statements. In conjunction with this engagement, Deloitte & Touche LLP provided oral advice regarding matters relating to the Company's restated financial statements. The Company has not consulted with Deloitte & Touche LLP on any matter that was either the subject of a disagreement, as that term is defined in
Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

OTHER BUSINESS

     Neither the Company nor the members of the Board of Directors intend to bring before the Annual Meeting any matters other than those set forth in the Notice of Annual Meeting, and they have no present knowledge that any other matters will be presented for action at the Meeting by others. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment.

     It is important that proxies be returned promptly to avoid unnecessary expenses. Therefore, all Common Shareholders (even those planning to attend the meeting) are urged, regardless of the number of shares of stock owned, to sign date and return the enclosed proxy in the business-reply envelope, also enclosed. Shareholders attending in person may withdraw their proxies and vote in person.

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and certain officers and persons who own ten percent (10%) or more of the Company's common stock file with the SEC and the American Stock Exchange initial reports of ownership and reports of changes in ownership of Company Common Stock. These officers, directors and 10% shareholders are required by SEC regulation to furnish the Company with copies of these reports. To the Company's knowledge, based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended August 31, 1999, all Section 16(a) requirements applicable to its officers, directors and 10% beneficial owners were complied with.

VOTING OF PROXIES

     Proxies which are signed and returned will be voted for the nominee named above to serve until the Annual Meeting of Shareholders in 2001 unless authority to vote upon the election of directors is withheld. Abstentions will be treated as shares present for determining a quorum and all abstentions, withheld votes and broker non-votes will not be deemed votes cast in determining the outcome of any matter.

AVAILABILITY OF S.E.C. FORM 10-K

     A copy of the Company's 10-K Annual Report, filed with the Securities and Exchange Commission, is available without charge to shareholders by written request to:
                               Mr. Peter C. Canepa
                               Riviera Tool Company
                               5460 Executive Parkway SE
                               Grand Rapids, Michigan 49512

                                          By order of the Board of Directors

                                          /s/ Peter C. Canepa
                                          --------------------------------------
                                          PETER C. CANEPA, Secretary

                              RIVIERA TOOL COMPANY
                   PROXY FOR ANNUAL MEETING DECEMBER 15, 1999
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Kenneth K. Rieth and Peter C. Canepa and each or either of them, proxies with full power of substitution, to vote all stock of Riviera Tool Company, a Michigan corporation, which the undersigned is entitled to vote at the Annual Meeting of the Shareholders of the Company to be held at Rembrandt's At Bridgewater, 333 Bridgewater Street, N.W., Grand Rapids, Michigan 49504, on Wednesday, December 15, 1999, at 4:00 p.m. and at any adjournment.

    1.  ELECTION OF DIRECTORS:

    [ ] FOR the nominee listed below                      [ ] WITHHOLD AUTHORITY
     (except as marked to the contrary below)              To vote for the nominee listed below

                                Kenneth K. Rieth

--------------------------------------------------------------------------------

    2. RATIFICATION OF SELECTION OF DELOITTE & TOUCHE LLP AS AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING AUGUST 31, 2000.

                [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

                 (Continued and to be signed on reverse side.)

IF YOU SIGN AND RETURN THIS PROXY, THE SHARES REPRESENTED HEREON WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREON. IF NOT OTHERWISE SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR AS NOMINATED AND RATIFICATION OF THE AUDITORS. THE PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT ON ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

The undersigned hereby acknowledge receipt of the Annual Report of the Company for its fiscal year ended August 31, 1999, and Notice of Annual Meeting of Shareholders and Proxy Statement dated November 18, 1999.

                                           Dated:  , 1999

                                           ------------------------------------
                                                        Signature

                                           ------------------------------------
                                                        Signature

                                           Please sign exactly as your name
                                           appears hereon. If stock is held
                                           jointly, each holder should sign.
                                           When signing as attorney, executor,
                                           administrator, trustee, guardian,
                                           corporate officer or in any other
                                           capacity, please state title in
                                           full.

                PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY